Exhibit 10.22

FY2006 Comverge CEO Bonus Plan

Bonus Philosophy: The objective of the CEO bonus is to create incentives to align with shareholders in the overriding objective of enhancing shareholder value. As such, the primary driver for the bonus will be achievement of the Minimum Level of Financial Goals, with the secondary driver being achievement of the Non-Financial Goals. Once it is determined as to the level of success in achieving a combination of these goals, a Multiplier Factor will be applied based on the level of valuation for the company as determined by an M&A event or an IPO (prior to March 31, 2007).

Target Cash Bonus:	75% of base salary, or a target of $187,500.00 (comprised of $178,500.00 PLUS $9,000.00 from 3% participation in the VPC Bonus Pool)

Financial Goals:

Goal	Min Level (approx. % of Target)	Target Level
Revenue	$	$
EBITDA	$	$
YE Cash Balance	$	$

Non-Financial Goals:

a.	Prepare the company to access the public markets for a significant equity raise.

b.	Access sources of debt financing so that company’s equity is appropriately leveraged.

c.	Achieve an overall level of achievement of at least 80% of non-financial objectives established for the Executive team.

Determination of Percentage of Target Bonus:

Financial Goals Achieved

Non-financial Goals Achieved	3	2	1	0
3	100%	80%	60	10
2	85%	60%	30	5
1	70%	40%	20	0
0	50%	20%	10	0

CEO BONUS PLAN 2006

Multiplier of Bonus: Determined by Share Value in the event of an IPO or M&A event (share value calculated by averaging the closing price of the shares for the first twenty trading days).

Share Value	Multiplier
$5-5.99	90%
$6-6.99	100%
$7-7.99	110%
$8-8.99	125%
$9-9.99	150%
$10 and above	25	% each dollar increase

AGREED AND APPROVED BY:

/s/ Robert M. Chiste	May 12, 2006
Robert M. Chiste	Date

CEO BONUS PLAN 2006

FY2006 Comverge President/COO Enterprise Group Bonus Plan

Bonus Philosophy: The objective of the Enterprise Group President/CCO bonus is to create incentives to align with shareholders in the overriding objective of enhancing, shareholder value by attaining financial and non-financial, goals in the Enterprise Group as well as assisting/supporting Comverge, Inc. to attain its objectives. As such, the primary driver for the bonus will be achievement of Enterprise Group Financial Goals and share in the VPC Bonus Pool (25% share), with the secondary driver being achievement of the Comverge, Inc. Financial Goals and the Enterprise Group Non-Financial Goals.

Target Cash Bonus:	75% of base salary, or a target of $161,250.00 ($46,250.00 from attainment of Enterprise and Converge Inc. Goals and $115,000.00 from VPC Pool).

VPC Pool Target (25% share)	$115,000
Enterprise Target	$20,250
Comverge, Inc. Target	$14,000
Solutions (Product Sale) Target	$12,000

Total	$161,250

A.	Non-Financial Goals:

•	Objective l: Create a scaleable Data Network Operations Center

•	Objective 2: Implement processes to support Enterprise Operations needs for accurate and timely data and financial support

•	Objective 3: Fully understand rules for utility rate recover potential for VPC offering top 5-10 states

•	Objective 4: Develop, and operationalize commercial and industrial offers in VPC footprints

•	Objective 5: Develop a VPC offering based on both 1.) a customer controlled price responsive system and 2.) utilization of Broadband over Powerline (BPL) Network.

•	Objective 6: Obtain broad recognition of Comverge proprietary M&V system and develop plan to market as product/service

B.	Financial Goals - Enterprise Group ($20,250 Target)

Financial Goals	Target Level
Revenue	$
EBITDA	$
Gross Profit %age		%

Magnotti 2006 Bonus Plan b.doc

Determination of Percentage of $20,250 Target Bonus

Financial Goals Achieved

Non-financial Goals Achieved	3	2	1	0
6	100%	80%	60%	10%
5	85%	60%	30%	5%
4	70%	40%	20%	0%
3	50%	20%	10%	0%
2	30%	10%	0%	0%

C.	Financial Goals - Comverge, Inc. ($14,000.00 target)

Financial Goals	Target Level
Revenue	$
EBITDA	$
Gross Profit %age		%
Cash Balance Yr End	$

Determination of Percentage of $14,000 Target Bonus

Financial Goals Achieved*

4	3	2	1
100%	50%	15%	0%

*	If less than 5 Non-Financial goals are met, then these percentages are to be divided by 2 (i.e. cut by 50%)

D.	Solutions (Product Sales) Group ($12,000.00 target)

For each new Enterprise Group VPC or Turnkey, or other Comverge sale in which Mr. Magnotti plays a key role in securing such sale, which creates Solutions Group bookings (excluding internal sales) of $             or more in bookings to be shipped through 2007, .1% of such amount (i.e. $             on $             ).

AGREED AND APPROVED BY:

/s/ Frank A. Magnotti	5-8-06
Frank A. Magnotti	Date

Magnotti 2006 Bonus Plan b.doc

FY2006 Comverge President/COO Enterprise Group Bonus Plan

Bonus Philosophy: The objective of the Solutions Group Pres/CCO bonus is to create incentives to align with shareholders in the overriding objective of enhancing shareholder value by attaining financial and non-financial goals in the Solutions Group as well as assisting/supporting the Enterprise Group to attain its objectives. As such, the primary driver for the bonus will be achievement of Solutions Group Financial Goals, with the secondary driver being achievement of the Solutions Group Non-Financial Goals. An additional component of the overall bonus will be a sharing of 4% of the VPC Bonus Pool and bonus associated with overall Comverge, Inc. success.

Target Cash Bonus:	40% of base salary (plus a 5% 2006 “adder”) or a target of $90,000 ($62,000 from attainment of Solutions Goals and $18,000 from VPC Pool). PLUS an additional 2006 bonus of 5% ($10,000) based on attainment of the Comverge, Inc. financial targets

A. Financial Goals (Solutions Group):

Note: Revenue and Gross Profit % are pre Eliminations; EBITDA is pre eliminations and post allocations; and Cash Balance is for Comverge, Inc. All targets are at 90% of plan.

Goal	Target Level
Revenue	$
EBITDA	$

Gross Profit %age		%

Cash Balance Year End	$

B. Non-Financial Goals:

•	Objective l: Accelerate growth by broadening acceptance of newer product solutions set and adding new customers

•	Objective 2: Improve Operational Excellence with emphasis on Customer, Cost and Cash metrics

•	Objective 3: Improve engineering effectiveness and drive innovation

•	Objective 4. Flawless execution on Gulf Power Amendment 7 deliverables

•	Objective 5: Complete seamless knowledge transfer from Israel operation

•	Objective 6: Improve on all aspects of quality throughout organization (entire company)

•	Objective 7: Improve customer satisfaction of Technical Services operation

Myszka 2006 Bonus Plan v1.doc

•	Objective 8: Improve installation efficiencies and relationships at Gulf Power

C. Financial Goals - Comverge, Inc. ($10,000.00 Target)

Financial Goals	Target Level
Revenue	$
EBITDA	$
Gross Profit %age		%
Cash Balance Yr End	$

Determination of Percentage of Comverge, Inc. Target Bonus

Financial Goals Achieved

	4	3	2	1
Final	100%	50%	15%	0%

Determination of Percentage of $72,000.00 Target Bonus:

Solutions Group Financial Goals Achieved

Non-financial Goals Achieved	4	3	2	1
8	100%	80%	60	10
7	85%	60%	30	5
5-6	70%	40%	20	0
3-4	50%	20%	10	0

AGREED AND APPROVED BY:

/s/ Edward G. Myszka	6•13•06
Edward G. Myszka	Date

Myszka 2006 Bonus Plan v1.doc

FY2006 Comverge Chief Accounting Officer Bonus Plan

Bonus Philosophy: The objective of the Chief Accounting Officer bonus is to create incentives to align with shareholders in the overriding objective of enhancing shareholder value. As such, the primary driver for the bonus will be achievement of Financial Goals, with the secondary driver being achievement of the Non-Financial Goals. You will also participant in the VPC Bonus Pool. Once it is determined as to the level of success in achieving a combination of these goals, a Multiplier Factor will be applied based on the level of valuation for the company as determined by an M&A event or an IPO (prior to March 31, 2007).

Target Cash Bonus:	30% of base salary, or a target of $48,250, comprised of $34,000 from the Comverge, Inc. Financial Goals and $14,000 from the VPC Bonus Pool (assuming that the Enterprise Group meets its 2006 goals)

Comverge, Inc. Financial Goals:

Goal	Target Level
Revenue	$
EBITDA	$
Gross Profit %age		%
Year End Cash Balance	$

Non-Financial Goals:

•	Objective 1: Create and maintain an Executive “Dashboard” for critical metrics tracked for each executive area

•	Objective 2: Develop corporate compliance program for Sarbanes-Oxley

•	Objective 3: Perform risk assessment of key control areas for high exposure activities

•	Objective 4: Establish job costing/product profitability reporting

•	Objective 5: Re-visit Project Finance opportunities for VPC business with the increased critical mass

Picchi 2006 Bonus Plan

Determination of Percentage of $48,000.00 Target Bonus:

Financial Goals Achieved

Non-financial Goals	4	3	2	1
5	100%	80%	60	10
4	85%	60%	30	5
3	70%	40%	20	0
2	50%	20%	10	0
1	30%	10%	0	0

Multiplier of Bonus: Determined by Share Value in the event of a sale or IPO prior to March 31, 2007 (share value calculated by averaging the closing price on the first 20 trading days after the IPO).

Share Value	Multiplier
$5-5.99	90%
$6-6.99	100%
$7-7.99	110%
$8-8.99	125%
$9- and above	150%

AGREED AND APPROVED BY:

/s/ Michael Picchi	May 30, 2006
Michael Picchi	Date

Picchi 2006 Bonus Plan

FY2006 Comverge CFO Bonus Plan

Bonus Philosophy: The objective of the CFO/General Counsel bonus is to create incentives to align with shareholders in the overriding objective of enhancing shareholder value. As such, the primary driver for the bonus will be achievement of Financial Goals, with the secondary driver being achievement of the Non-Financial Goals. You will also be a participant in the VPC Bonus Pool. Once it is determined as to the level of success in achieving a combination of these goals, a Multiplier Factor will be applied based on the level of valuation for the company as determined by an M&A event or an IPO (prior to March 31, 2007).

Target Cash Bonus:	10% of base salary, or a target of $18,250.00 PLUS $14,000.00 from participation (at 3% level) in the VPC Bonus Pool (assuming the VPC 2006 targets are attained)

Financial Goals:

Goal	Target Level
Revenue	$
EBITDA	$
Gross Profit %age		%
Year End Cash Balance	$

Non-Financial Goals:

a.	Formalize and implement a formalized Software Licensing strategy

b.	Develop a Contract Abstract/Contract Administration plan

c.	Establish a regulatory database and lead regulatory affairs of the company

Determination of Percentage of $ 32,250.00 Target Bonus:

Financial Goals Achieved

Non-financial Goals	4	3	2	1
3	100%	80%	60%	20%
2	85%	60%	30%	10%
1	70%	40%	20%	0
0	50%	20%	10%	0

CFO GENERAL COUNSEL BONUS PLAN 2006

Multiplier of Bonus: Determined by Share Value in the event of an IPO or sale prior to March 31, 2007 (share value calculated by averaging the closing price on the first 20 trading days after the IPO).

Share Value	Multiplier
$5-5.99	90%
$6-6.99	100%
$7-7.99	110%
$8-8.99	125%
$9- and above	150%

AGREED AND APPROVED BY:

/s/ T. Wayne Wren	6•6•06
T. Wayne Wren	Date

CFO GENERAL COUNSEL BONUS PLAN 2006

FY2006 Comverge VP Product Management/Marketing Bonus Plan

Bonus Philosophy: The objective of the VP Product Management/Marketing bonus is to create incentives to align with shareholders in the overriding objective of enhancing shareholder value. As such, the primary driver for the bonus will be achievement of Financial Goals, with the secondary driver being achievement of Non-Financial Goals. You also are a participant in the VPC Bonus Pool. Once it is determined as to the level of success in achieving a combination of these goals, a Multiplier Factor will be applied based on the level of success in achieving a combination of these goals, a Multiplier Factor will be applied based on the level of valuation for the company as determined by an M&A event or an IPO (prior to March 31, 2007).

Target Cash Bonus:	40% of base salary (average for 2006) or a target of $57,000.00 which will be comprised of $43,000,00 (based on the Comverge, Inc. Financial Goals) and $14,000.00 (based on participation in the VPC Bonus Pool assuming the Enterprise Group attains its 2006 goals)

Financial Goals:

Goal	Target Level
Revenue	$
EBITDA	$
Gross Profit %age		%

Non-Financial Goals:

•	Objective l: Deliver new Load Management System software package to market

•	Objective 2: Integrate an out-sourced PR firm and launch pre-IPO PR/Media campaign

•	Objective 3: Establish revenue generating partnership with a AMI company to integrate our DR offering

•	Objective 4. Build case for at least one new hardware offering for Solutions Group

•	Objective 5: Develop marketing campaign to primarily address regulations, C-Level utility execs, media, and potential investors

•	Objective 6: Develop a comprehensive approach to crate and monitor alliances to ensure success

Vos 2006 Bonus Plan.doc

Determination of Percentage of $57,000.00 Target Bonus:

Financial Goals Achieved

Non-financial Goals Achieved	3	2	1	0
6	100%	80%	60%	10%
5	85%	60%	30%	5%
4	70%	40%	20%	0%
3	50%	20%	10%	0%
2	30%	10%	0%	0%

Multiplier of Bonus: Determined by Share Value in the event of an IPO or sale prior to March 31, 2007 (share value calculated by averaging the closing price on the first 20 trading days after the IPO).

Share Value	Multiplier
$5-5.99	90%
$6-6.99	100%
$7-7.99	110%
$8-8.99	125%
$9- and above	150%

AGREED AND APPROVED BY:

/s/ Arthur Vos	6/17/06
Arthur Vos	Date

Vos 2006 Bonus Plan.doc